UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 31, 2007

XOMA LTD.
(Exact name of registrant as specified in its charter)

BERMUDA
(State or other jurisdiction of incorporation)

0-14710                                      52-2154066
(Commission File Number)                                                                           (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                                                   94710
(Address of principal executive offices)                                                 (Zip code)

Registrant's telephone number, including area code                                                                                                                         (510) 204-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 31, 2007, the Board of Directors (the “Board”) of XOMA Ltd. (the “Company”) approved certain changes to the existing compensation arrangements of certain of its officers and directors, as described below.

Changes to Compensation Under Share Option Plans

Following a review and analysis of the option practices among similarly-situated companies, the Board, on the recommendation of its Compensation Committee, granted options to purchase the following numbers of common shares of the Company (“Common Shares”) to its Chairman of the Board, Chief Executive Officer and President and each of the following other executive officers who were named in the Summary Compensation Table of the Company’s 2006 Proxy Statement:

Name/Title	Options
Steven B. Engle Chairman of the Board, Chief Executive Officer and President	1,500,000
Patrick J. Scannon, M.D., Ph.D. Executive Vice President and Chief Biotechnology Officer	400,000
J. David Boyle II Vice President, Finance and Chief Financial Officer	650,000
Christopher J. Margolin Vice President, General Counsel and Secretary	265,000

In addition, the Board, on the recommendation of its Compensation Committee, made a Company-wide grant of additional options to purchase an aggregate of approximately 3,820,000 Common Shares to other employees of the Company.

All of these options have an exercise price per Common Share of $3.67, equal to the closing price on the Nasdaq Stock Market on the date of grant (the “Market Price”), have a 10-year term and will become exercisable in accordance with the Company’s customary schedule of exercisability.  Of the options to purchase an aggregate of approximately 6,635,000 shares described above, options to purchase an aggregate of 5,185,000 shares were made subject to shareholder approval of a commensurate increase in the number of shares available for the grant of options under the Company’s existing share option plans, which the Company anticipates it will seek at its next annual general meeting of shareholders, expected to take place in May of 2008.

Mr. Margolin also received an additional option to purchase 15,000 Common Shares at an exercise price equal to the Market Price, which has a 10-year term and became exercisable immediately upon grant.

In addition, the Board approved, on the recommendation of its Nominating & Governance Committee, a grant to Dr. Charles M. Fisher, Jr., a director, of an option to purchase 20,000 Common Shares under the Company’s existing share option plan for directors, subject to shareholder approval of the amendments to the directors share option plan necessary to permit this grant.

The Board also approved, on the recommendation of its Compensation Committee, amendments to the Company’s 1981 Share Option Plan and Restricted Share Plan to eliminate a provision in each of those plans that limited the acceleration of exercisability of options granted thereunder in the event of certain changes in control if such acceleration would trigger tax payments by the option holder under Section 280G of the U.S. Internal Revenue Code.  These amendments are filed herewith as exhibits and are incorporated herein by reference.

Changes to Compensation Under Incentive Compensation Plans

The Board also approved, on the recommendation of its Compensation Committee, amendments to the Company’s existing Management Incentive Compensation Plan (the “MICP”), CEO Incentive Compensation Plan (the “CICP”) and Bonus Compensation Plan (with the MICP and the CICP, collectively, the “Incentive Plans”) to eliminate the provisions thereof requiring payments thereunder to be made partly in Common Shares.  In the future (beginning with any awards for 2007), bonuses awarded under the Incentive Plans will be paid entirely in cash.  The Incentive Plans had most recently provided for awards thereunder to be paid one half in cash and one half in Common Shares.  Changes were also made to the bonus opportunity targets set forth in the MICP.  The MICP, as amended and restated to reflect these changes, is filed herewith as an exhibit and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

10.1           Amendment No. 3 to the XOMA Ltd. 1981 Share Option Plan

10.2          Amendment No. 4 to the XOMA Ltd. Restricted Share Plan

10.3          Managment Incentive Compensation Plan as amended and restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 6, 2007                                                                           XOMA LTD.

                                     By:  /s/ Christopher J. Margolin
                                                                                                 Christopher J. Margolin
                                                                                                 Vice Presdient, General
                                                                                                  Counsel and Secretary

EXHIBIT INDEX

Number                      Description

10.1           Amendment No. 3 to the XOMA Ltd. 1981 Share Option Plan

10.2           Amendment No. 4 to the XOMA Ltd. Restricted Share Plan

10.3           Management Incentive Compensation Plan as amended and restated

Exhibit 10.1

Amendment No. 3 to the
XOMA LTD.
1981 SHARE OPTION PLAN

Effective as of October 31, 2007 and pursuant to Board action, the XOMA Ltd. 1981 Share Option Plan, as amended (the "Plan"), is hereby amended as follows:

Section 8(a) of the Plan is amended to read as follows:
(a)           In the event of one or more of the following transactions (“Corporate Transaction”):

(i)  (i)           a merger, amalgamation or acquisition in which the Company is not the surviving or continuing entity, except for a transaction the principal purpose of which is to change the jurisdiction of the Company’s incorporation;

(ii)  (ii)           the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

(iii)  (iii)           any other business combination in which fifty percent (50%) or more of the Company’s outstanding voting shares is transferred to different holders in a single transaction or a series of related transactions, then each option at the time outstanding under the Plan and not then otherwise fully exercisable shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for up to the total number of Common Shares purchasable under such option and may be exercised for all or any portion of the shares for which the option is so accelerated.  However, an outstanding option shall not be so accelerated if and to the extent such option is in connection with the Corporate Transaction either to be assumed by the successor corporation or parent thereof or to be replaced with comparable options to purchase capital stock of the successor corporation or parent thereof, such comparability to be determined by the Plan Administrator.

Exhibit 10.2

Amendment No. 4 to the
XOMA LTD.
RESTRICTED SHARE PLAN

Effective as of October 31, 2007 and pursuant to Board action, the XOMA Ltd. Restricted Share Plan, as amended (the "Plan"), is hereby amended as follows:

Section 3(a) of Article II of the Plan is amended to read as follows:
(a)           In the event of one or more of the following transactions (“Corporate Transaction”):

(iv)  (i)           a merger, amalgamation or acquisition in which the Company is not the surviving or continuing entity, except for a transaction the principal purpose of which is to change the jurisdiction of incorporation;

(v)  (ii)           the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

(vi)  (iii)           any other business combination in which fifty percent (50%) or more of the Company’s outstanding voting shares is transferred to different holders in a single transaction or a series of related transactions, then each option at the time outstanding under the Plan and not then otherwise fully exercisable shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for up to the total number of Common Shares purchasable under such option and may be exercised for all or any portion of the shares for which the option is so accelerated.  However, an outstanding option shall not be so accelerated if and to the extent such option is in connection with the Corporate Transaction either to be assumed by the successor corporation (or affiliate thereof) or to be replaced with a comparable option to purchase shares of capital stock of the successor corporation (or affiliate thereof), such comparability to be determined by the Plan Administrator.

Exhibit 10.3

XOMA Ltd.

Management Incentive Compensation Plan

(As Amended and Restated October 31, 2007)
I.	Introduction and Summary.

This document describes the XOMA Ltd. (“XOMA”) Management Incentive Compensation Plan (the “Plan”), as approved by the Board of Directors.  The Plan became effective on July 1, 1993 and was amended October 27, 1993, December 31, 1998 and February 20, 2002.  Subject to the ability of the Board of Directors to terminate the Plan at any time, the Plan applies to fiscal years ending December 31, 1993 and each December 31 thereafter.

Officers, employees who have the title of Senior Director, Director or Manager, and additional discretionary participants (“Discretionary Participants”) determined by the Chief Executive Officer (“CEO”) to be critical to the achievement of Company Objectives established by the Board of Directors, are eligible to participate in this Plan and, depending on their performance and that of the company, earn incentive compensation (“Incentive Compensation”) (Article III contains the definitions of certain terms not otherwise defined in the places such terms first appear in this Plan.)  The CEO shall designate those eligible employees who will participate in the Plan.  Employees receiving promotions, and new employees joining XOMA during a Plan Period, who thereby meet the eligibility criteria for participation in the Plan, will be considered at the discretion of the CEO for participation in the Plan on a pro rata basis.  The CEO will not participate in the Plan.

After the conclusion of each applicable Plan Period, the Board of Directors and the Compensation Committee of the Board of Directors (the “Compensation Committee”) will make a determination as to the performance of XOMA and Plan participants in meeting Company Objectives as well as individual objectives.  Prior to the commencement of each Plan Period, the Board of Directors acting on the advice of the Compensation Committee, will establish a target Incentive Compensation Pool (“Target Incentive Compensation Pool”).  The Target Incentive Compensation Pool will be expressed as a percentage of the aggregate annual Base Salaries of all participants in the Plan for the applicable Plan Period.  Awards to individual participants will vary depending on (1) the achievement of Company Objectives; (2) the size of the Target Incentive Compensation Pool; (3) the individual’s Base Salary; and (4) the individual’s performance during the applicable Plan Period and expected ongoing contribution to XOMA.  Awards may exceed or be lower than the Target Incentive Compensation Pool on the basis of the calculation of the extent to which XOMA’s Company Objectives have been met as set forth in Article IV.

Individual awards will be granted in cash.  Awards will be immediately vested on the distribution date set by the Board of Directors acting in part on the advice of the CEO and the Compensation Committee and expected to be in February or March of the year succeeding the Plan Period.

The distribution date of awards under the Plan for each Plan Period will be the same for all participants and is expected to be set no later than ninety days after the end of each Plan Period.

Questions concerning the Plan should be forwarded to the Vice President of Human Resources.  In all instances, the written provisions of the Plan and other determinations of the Compensation Committee and the Board of Directors shall govern and be final.

II.	Purposes.

To build a company team that will achieve XOMA’s goals and objectives, to recognize individual efforts, to attract and retain highly motivated individuals and to encourage outstanding performance and contributions to XOMA.

III.	Definitions.

For the purpose of this Plan, the following definitions will apply:

A.
Base Salaries.  The term “Base Salaries” means total base salaries before any deferred tax reductions, excluding overtime, moving allowances, participation in clinical studies, incentive or bonus payments, shift differential, imputed income due to fringe benefits such as group insurance plans, and other compensatory items of this type.

B.
Company Objectives.  The term “Company Objectives” means that list of company objectives approved from time to time by the Board of Directors in its sole discretion for each Plan Period.  The objectives may be based on financial goals, scientific or commercial progress, profits, return on investments or any other criteria established by the Board of Directors.  The current Company Objectives, the milestones within each Company Objective and their respective relative percentage contribution to the overall Company Objectives shall be maintained by the Human Resources Department.  The Required Minimum Company Objective Percentage is set forth in Article IV.

C.
Employee.  The term “Employee” means any individual on the XOMA payroll rendering services for XOMA whose normal work week is 30 hours or more (excluding consultants, advisors, and other similar individuals providing services to XOMA).

D.	Plan Period. Subject to Article VI, the term “Plan Period” means the fiscal period from July I to December 31, 1993 and, thereafter, each fiscal year ending December 31.

E.	Plan Term. Subject to Article VI, the term “Plan Term” means the period commencing on July 1, 1993 and continuing until the termination of this Plan by the Board of Directors.

IV.	Plan Mechanics.

A.
Eligibility.  Officers, employees who have the title of Senior Director, Director or Manager, and additional Discretionary Participants determined by the CEO to be critical to the achievement of the Company Objectives, are eligible for participation in the Plan.  Other than the officers who may participate in the Plan who shall be designated in writing by the Compensation Committee, the CEO shall designate in writing the employees who will participate in the Plan.  An individual who becomes an Employee who meets the eligibility criteria for participation in the Plan after the beginning of a Plan Period, or is promoted after the beginning of a Plan Period to a position eligible for participation in the Plan, will be considered by the Compensation Committee or the CEO, as the case may be, for participation in the Plan and, if designated in writing to participate, such Employee will have her/his award pro-rated as of the date of eligibility determined by the Compensation Committee or the CEO, as the case may be. Each participant must maintain eligibility and continue as an Employee until the date of distribution to receive the distribution to be made on that date.

B.	Length of Plan. Subject to Article VI, the Plan will be effective for the Plan Term.

C.	Incentive Plan.

1.	Determination of Amounts Available for Incentive Compensation.

a.  Prior to the commencement of each Plan Period, the Compensation Committee acting on behalf of the Board of Directors in its sole discretion will determine the Target Incentive Compensation Pool.  As soon as practicable after the end of each Plan Period, the Compensation Committee will determine whether and to what extent the Company Objectives have been met.  If a determination is made that XOMA has not met the Company Objectives to the extent required, the Compensation Committee may decline to award any Incentive Compensation.

b.  For each year during the Plan Term, unless 70% of the Company Objectives (the “Required Minimum Company Objective Percentage”) have been met, no Incentive Compensation will be awarded.

c.  The Target Incentive Compensation Pool is expressed as a percentage of the aggregate annual Base Salaries of the participants in the Plan.  The final Incentive Compensation Pool (“Final Incentive Compensation Pool”) will be determined by utilizing the method of calculation of the extent to which XOMA’s Company Objectives have been met for the applicable Plan Period as set forth in Article IV.

2.	Calculation of Individual Incentive Awards.

a.  It is the intention of the Compensation Committee and the Board of Directors that awards to participants shall vary depending on:  (1) the extent of collective achievement of Company Objectives; (2) each participant’s employment level in the organization and Base Salary; and (3) each participant’s contributions to the achievement of the Company Objectives as a result of: (x) achievement of individual objectives and ongoing performance and (y) individual contributions towards XOMA’s meeting of the Company Objectives without regard to individual objectives.

b.  Company and individual performance objectives will be weighted depending upon participant level.  A 20% judgment factor will be included as an individual performance measurement for all participants in the Plan.

Company and individual performance goals for participants in the Plan are to be weighted as follows:

Participant Level	Company Objectives	Individual Objectives	Performance Objectives
Officer	50%	30%	20%
Senior Director	40%	40%	20%
Director	40%	40%	20%
Manager and Discretionary Participant	30%	50%	20%

c.  The bonus opportunity ranges for participants in the Plan expressed as a percentage of Base Salaries are as follows:

Participant Level	Minimum	Target	Maximum
Officer	15%	30%	45%
Senior Director	12.5%	25%	37.5%
Director	9%	18%	27%
Manager	6%	12%	18%
Discretionary Participant	5%	10%	15%

d.  Each of the individual Company Objectives shall be assigned a percentage reflecting its relative importance (the “Target Contribution Percentage”) to the achievement of the overall Company Objectives as well as target results and results reflecting best and worst case scenarios (denominated maximum or minimum for purposes hereof).  If the target results are achieved, the Target Contribution Percentage is awarded.  If results between the target and the best case scenario are achieved, the Target Contribution Percentage is increased proportionately up to a maximum of 150% of the Target Contribution Percentage (the “Best Case Percentage Limitation”).  No percentage contribution in excess of the Best Case Percentage Limitation will be awarded.  Alternatively, if target results are not met but results greater than the worst case scenario are achieved, the Target Contribution Percentage will be decreased proportionately to a minimum of 50% of the Target Contribution Percentage.  Achievements below the worst case scenario will result in a 0% contribution from the applicable Company Objective.

e.  The performance of each participant in the Plan will be rated as soon as practicable following the conclusion of the applicable Plan Period in the exercise of the sole discretion of the individual or group indicated below.  The ratings for all officers will be approved by the Compensation Committee.  The ratings for all other participants will be approved by the CEO.  Participants whose performance for the Plan Period is rated as unsatisfactory will not be eligible for participation in the Plan for that Plan Period and no Incentive Compensation will be awarded for below minimum performance.

f.  The total value of all awards made for the applicable Plan Period will not exceed the amount of the Final Incentive Compensation Pool determined for that Plan Period.  Thus, each individual award for a participant from the Final Incentive Compensation Pool will vary depending on the participant’s rating, employment level in the organization, Base Salary, and the individual ratings of all participants.

3.	Awards to Participants.

a.  Approval.  All awards will be approved following the end of a Plan Period by the Compensation Committee acting on the advice of the Board of Directors and the CEO.

b.  Distribution of Incentive Awards.  The distribution dates for awards will be established by the Board of Directors acting on the advice of the Compensation Committee.  It is expected that distributions will normally be made in February or March of the succeeding year of the applicable Plan Period.

c.  Taxes and Withholding.  Each participant will bear any Federal, state, and local taxes accruing with respect to any award under the Plan.  As required by law, XOMA will withhold in cash from any distributions amounts required for Federal and state withholding tax purposes.

d.  Termination of participation.

i.  Subject to other provisions hereof, if a participant’s employment is terminated for any reason, or for no reason, on or before December 31 of any Plan Period or at any time in any subsequent year prior to the distribution date on which awards with respect to any Plan Period are expected to be made, such participant shall forfeit all rights to Incentive Compensation as yet unpaid pursuant to the Plan, unless the CEO determines in her/his sole discretion, that such Employee should continue to participate.

ii.  If an Employee changes employment status from full-time to part-time (less than 30 hours per week), any such change will terminate participation in the Plan and all rights to payments awarded for any Plan Period but payable in a subsequent year, unless the CEO determines in her/his sole discretion, that such Employee should continue to participate.

iii.  A participant may elect to withdraw, without prejudice, from the Plan at any time.

e.  Eligibility for Distribution.  Subject to other provisions hereof, a participant must also be an Employee of the Company continuously from the conclusion of any Plan Period up to and including the date of distribution of the award to be eligible to receive such distribution.

f.  Change in Control Exception.  Notwithstanding any other provision hereof, (x) if within one year after a “change in control” (as defined below), a participant’s employment with XOMA is involuntarily terminated other than for cause, or (y) if a participant shall voluntarily terminate her or his employment with XOMA within one year after a change in control because the nature of such participant’s duties or compensation do not continue to be substantially equivalent to what they were at the time of such change in control, then all awards authorized but not yet distributed to such participant shall be distributed to such participant.

For the purposes of this subsection, a “change in control” shall have occurred if any person (as defined in Section 13 of the Securities Exchange Act of 1934, as amended) acquires voting capital shares, (other than directly from XOMA) and thereby becomes the owner of more than 20% of XOMA’s outstanding voting capital shares (on a fully diluted basis) or XOMA enters into a merger, amalgamation or other consolidation (other than one in connection with a voluntary change of corporate domicile or similar reorganization or recapitalization transaction) in which the shareholders of XOMA (as determined immediately prior to the merger, amalgamation or other consolidation) do not own at least 50% of the outstanding voting capital shares of the surviving or continuing entity after the merger, amalgamation or other consolidation.  Solely for the purposes of the foregoing, a termination shall be deemed to have been made for “cause” in the event a participant is terminated for any of the following reasons:

i.  the participant’s continued failure to substantially perform her or his duties with XOMA, or

ii.  gross misconduct by the participant which is materially and demonstrably injurious to XOMA or its employees.

g.  Death of a participant.  In the event of the death of a participant while an Employee after the completion of any Plan Period but prior to the distribution, the award will be made as soon as practicable to the deceased participant’s beneficiary as indicated on the participant’s group insurance enrollment card.

V.	No Right to Employment.

Nothing in this Plan shall give any participant the right to continued employment by XOMA.  Furthermore, under XOMA policy, employment at XOMA is “at will” and can be terminated at any time by either party, with or without cause and with or without notice.

VI.	Plan Modification.

This Plan may be modified or terminated by the Board of Directors at any time.

VII.	Miscellaneous.

A.
Nontransferability.  Awards shall not be transferable by a participant except by will or the laws of descent and distribution.  A participant’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the participant’s creditors.

B.
Unfunded Status of Awards.  The Plan is intended to constitute an “unfunded” plan of incentive compensation.  With respect to any payments not yet made to a participant pursuant to an award, nothing contained in the Plan or any Award shall give any such participant any rights that are greater than those of a general unsecured creditor of XOMA.